SUPPLEMENT DATED AUGUST 13, 2007
TO THE
PROSPECTUS DATED MAY 1, 2007
OF
THE DIVERSIFIED INVESTORS VARIABLE FUNDS AND
THE DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

At a meeting held on August 10, 2007, the Board of Trustees of Diversified Investors Portfolios (the “Portfolios”) and the Managing Board of The Diversified Investors Strategic Variable Funds (the “Strategic Variable Funds”) approved a series of measures that are designed to benefit the Portfolios and the Strategic Variable Funds by making them part of a larger family of investment companies that are managed by Transamerica Fund Advisors, Inc. (“TFAI”), an investment adviser that, along with Diversified Investment Advisors, Inc. and Transamerica Financial Life Insurance Company, is part of the AEGON Group of Companies. The Boards have authorized seeking shareholder approval for these measures where required.

Contractholders in The Diversified Investors Variable Funds (the “Variable Funds”) will be asked to provide instructions to Transamerica Financial Life Insurance Company (“TFLIC”) to approve a new Investment Advisory Agreement between TFAI and each of the Portfolios. Contractholders in the Diversified Investors Strategic Variable Funds will be asked to approve a new Investment Advisory Agreement between TFAI and each of the Strategic Variable Funds. Diversified will continue to provide its services and expertise to retirement plans (as well as their sponsors and participants) that are contractholders of the group variable annuity contracts that invest in the Variable Funds and the Strategic Variable Funds.

Contractholders of the Variable Funds will also be asked to provide instructions to TFLIC to elect a new Board of Trustees of the Portfolios, to approve amendments to the organizational documents of the Portfolios, and to approve standardized fundamental investment policies of the Portfolios. Contractholders of the Strategic Variable Funds will also be asked to elect a new Managing Board and to approve standardized fundamental investment policies.

A proxy statement describing these initiatives is expected to be mailed later in 2007. If approval is obtained, these initiatives are expected to be implemented during the fourth quarter of 2007.

Form No. 2892 (rev. 08/07)	33-73734
333-08543